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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 30, 2002


                                  CWABS, INC.
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            (Exact Name of Registrant as Specified in its Charter)



Delaware                           333-73712                 95-4596514
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

4500 Park Granada
Calabasas, California                                                     91302
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(Address of Principal                                                 (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (818) 225-3237

                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events.
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Pooling & Servicing Agreement
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     CWABS, Inc. (the "Company") entered into a Pooling and Servicing
Agreement dated as of January 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2002-BC1 (the "Certificates"). The Certificates were issued on January 30, 2002. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.















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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-BC1.


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Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          99.1 Pooling and Servicing Agreement dated as of January 1, 2002.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWABS, INC.



                                                     By: /s/ Josh Adler
                                                         --------------
                                                         Name:  Josh Adler
                                                         Title:  Vice President

Dated:  February 14, 2002





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                                 EXHIBIT INDEX
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Exhibit No.                  Description
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99.1                         Pooling and Servicing Agreement.


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                                 EXHIBIT 99.1